UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 16, 2022, Starbucks Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The matters submitted to a vote at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company’s shareholders elected each of the 11 directors nominated by the Company’s Board of Directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	776,439,621	15,534,922	1,833,191	158,268,444
Andrew Campion	782,166,487	9,753,659	1,887,588	158,268,444
Mary N. Dillon	749,648,141	42,536,693	1,622,900	158,268,444
Isabel Ge Mahe	779,607,565	12,546,225	1,653,944	158,268,444
Mellody Hobson	756,467,215	31,828,812	5,511,707	158,268,444
Kevin R. Johnson	787,419,161	4,690,984	1,697,589	158,268,444
Jørgen Vig Knudstorp	772,382,829	19,626,693	1,798,212	158,268,444
Satya Nadella	781,239,432	10,916,399	1,651,903	158,268,444
Joshua Cooper Ramo	773,937,786	17,767,765	2,102,183	158,268,444
Clara Shih	784,231,940	7,909,386	1,666,408	158,268,444
Javier G. Teruel	744,691,408	47,264,787	1,851,539	158,268,444

Resolution on the Amendment and Restatement of the Company’s 2005 Long-Term Equity Incentive Plan

At the Annual Meeting, the shareholders approved the amendment and restatement of the Company’s 2005 Long-Term Equity Incentive Plan. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
742,624,975	48,538,572	2,644,187	158,268,444

Advisory Resolution on Executive Compensation

At the Annual Meeting, the shareholders approved, on a nonbinding, advisory basis, the compensation of the Company’s Named Executive Officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
731,028,473	59,935,889	2,843,372	158,268,444

Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2022

At the Annual Meeting, the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
906,342,531	43,683,959	2,049,688	——

Shareholder Proposal Regarding Annual Reports Regarding the Prevention of Harassment and Discrimination in the Workplace

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding annual reports regarding the prevention of harassment and discrimination in the workplace. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
251,379,171	532,942,141	9,486,422	158,268,444

The above proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	March 17, 2022
		By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel